                                                                    EXHIBIT 99.1


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           REPORTS A 31% INCREASE IN AFFO, OR 16% ON A PER SHARE BASIS

DENVER, COLORADO, April 26, 2001

         Apartment Investment and Management Company (NYSE:AIV) ("Aimco") announced that its Adjusted Funds From Operations ("AFFO"), Aimco's measure of economic profitability, for the first quarter of 2001 equaled $115 million or $1.17 per common share, compared to $88 million or $1.01 per common share for the first quarter of 2000, an increase of 31%, or 16% on a per share basis.

         Aimco announced that its Funds From Operations ("FFO") for the first quarter of 2001 equaled $127 million or $1.29 per common share, compared to $98 million or $1.13 per common share for the first quarter of 2000, an increase of 30%, or 14% on a per share basis. In the quarter, Aimco charged to operations approximately $2.2 million or $.02 per share to AFFO and FFO for the complete amortization of deferred financing and loan origination costs principally related to the pay off of the Oxford term loan.

         This marks the sixteenth consecutive quarter in which Aimco's AFFO per share has grown at 16% or more. Aimco's compounded annual growth rate in AFFO per share for the last three and five years has been 16.5% and 19.0%, respectively. This marks the sixteenth consecutive quarter in which Aimco's FFO per share growth has exceeded 14%. Aimco's compounded annual growth rate in FFO per share for the last three and five years have been 17.3% and 17.7%, respectively.

         Total consolidated revenues for the first quarter 2001 were $373 million; an increase of 59% compared to total consolidated revenues of $234 million for the same period in 2000. Consolidated revenues have increased $351 million from $22 million in the first quarter of 1996 to $373 million in the first quarter of 2001, an increase of 1,595%. Compounded annual growth in consolidated revenues for the last three and five years have been 69.8% and 75.4%, respectively.

         As previously disclosed, the Board of Directors declared on April 18, 2001 the regular quarterly cash dividend of $0.78 per common share for the quarter ended March 31, 2001, payable on May 11, 2001 to shareholders of record on May 4, 2001. The dividend represents a distribution of 66.7% of AFFO and 60.5% of FFO for the quarter ended March 31, 2001 and a 7.13% yield based on the closing price of Aimco's Class A Common Stock of $43.75 as of April 25, 2001.

SAME STORE RESULTS

         First quarter 2001, "same store" sales for the 670 same store apartment communities containing 181,902 units owned during both 2001 and 2000, applying Aimco's ownership interest in these "same store" apartment communities, showed a 5.6% increase in Net Operating Income, a 5.6% increase in revenues, and a 5.5% increase in operating expenses from the first quarter of 2000.

         Weighted average physical occupancy for the 670 apartment communities was 93.6% as of March 31, 2001, compared to 93.8% as of March 31, 2000. Average monthly rent per occupied unit was $679 at March 31, 2001 compared to $651 at March 31, 2000, an increase of 4.3%.

NET ASSET VALUE

Also during the quarter, the Company's estimate of its Net Asset Value increased to $50.37 per share, which represents a 15% increase over the NAV for the comparable period in 2000.

Apartment Investment and Management Company
April 26, 2001
Page 2


ACQUISITION, SALE AND REFINANCING ACTIVITY

         In the quarter, Aimco completed $378 million in acquisitions, dispositions, and mortgage-financing transactions. Aimco acquired one property for aggregate consideration of $19 million and purchased $47 million of limited partnership interests. AIMCO sold 22 apartment communities for a total of $84 million of which Aimco's share of the dispositions was $32 million. First quarter refinancing activity included the closing of $228 million of new mortgages at an initial weighted-average interest rate of 5.63%. Aimco's share of the refinancing proceeds was $125 million.

BALANCE SHEET

         In the quarter, Aimco repaid in full the remaining balance of the Oxford acquisition term loan. Aimco had borrowed a total of $302 million for the acquisition of Oxford interests in September 2000. Subsequent to the close of the quarter, Aimco increased its revolving line of credit to $400 million. At April 25, 2001, $182 million was outstanding on the line providing availability of $218 million. Since its IPO in 1994, Aimco has maintained its policy of 2:1 coverage of free cash flow to interest expense and preferred dividends.

LIQUIDITY

         In the first quarter, internal sources of cash flow, which include cash cushion (i.e., AFFO less common dividends and principal payments on debt) and net proceeds from mortgage refinancings and property sales, generated $167 million to Aimco. Aimco expects these internal sources to provide in excess of $550 million for all of 2001. For 2000, these internal sources contributed $458 million. Cash requirements from Aimco's redevelopment, enhancement and initial capital expenditures ("ICE') activities are anticipated to be $155 million for the balance of 2001 and an additional $50 million through completion.

OUTLOOK

         Aimco will provide earnings guidance in its quarterly earnings releases. The estimates presented are forward-looking and are based on current expectations. Management anticipates that Aimco will meet or exceed FFO of $5.40 per share for 2001 based on 5% to 6% same store net operating income growth, $500 million in gross property acquisitions and/or limited partnership tender offers and $133 million in completed redevelopments.

NEW FINANCIAL DISCLOSURE PRESENTATION

         This press release contains expanded financial disclosure that Aimco believes will provide a more complete presentation of its unconsolidated activities. The Balance Sheet Presentation is comprehensive (see page six) and includes a pro rata consolidated balance sheet using selected balance sheet data of Aimco's ownership effected share of unconsolidated real estate partnerships, Aimco's consolidated GAAP balance sheets as of March 31, 2001 and December 31, 2000 and a reconciliation of the effect of consolidating the preferred stock subsidiaries at March 31, 2001 to the comparable balance sheet at December 31, 2000. The Income Statement Presentation (see page eleven) includes Aimco's GAAP Income Statement, Aimco's proportionate share of unconsolidated real estate partnerships, and a Proportionate Consolidated Income Statement. In addition, the Income Statement Presentation (see page

Apartment Investment and Management Company
April 26, 2001
Page 3


eleven) also provides a reconciliation from Aimco's GAAP Income Statement to Aimco's Free Cash Flow from Business Segments (see pages eight, nine and ten).

         Aimco consolidated its previously unconsolidated service company activities (unconsolidated subsidiaries) due to the REIT Modernization Act (effective January 1, 2001) which allowed Aimco to have voting control in a taxable REIT subsidiary.

EARNINGS CONFERENCE CALL

         The first quarter 2001 earnings conference call will be conducted on Friday, April 27, 2001 at 11:00 a.m. Eastern time. You may participate in the conference call by dialing 1-888-228-8198, or 1-706-645-9723 for international callers approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company first quarter 2001 earnings conference call.

SUPPLEMENTAL INFORMATION

         Please see the attached Supplemental Information as noted below:

Consolidated Statement of Income            Page Five
Balance Sheet Presentation                  Page Six
FFO and AFFO                                Page Seven
Free Cash Flow from Business Segments       Page Eight - Ten
Income Statement Presentation               Page Eleven
Balance Sheet Information                   Page Twelve
Same Store Sales                            Page Thirteen

Additional disclosures will be available on the Aimco Website at
www.aimco.com/about/financial/1Q2001.asp as noted below.
----------------------------------------

Earnings Release with Supplemental Information
Net Asset Value
Apartment Unit Summary
Proportionate Consolidation
Proforma Income Statement


FORWARD-LOOKING ASSUMPTIONS

         This earnings release contains forward-looking statements including statements regarding 2001 results which are subject to certain risks and uncertainties, including but not limited to; the Company's ability to maintain current occupancy and rent levels and increase in same store results. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

Apartment Investment and Management Company
April 26, 2001
Page 4


ABOUT AIMCO

         Aimco is a real estate investment trust with headquarters in Denver, Colorado and 25 regional operating centers, which holds a geographically diversified portfolio of apartment communities. Aimco, through its subsidiaries, operates approximately 1,643 properties, including approximately 313,376 apartment units, and serves approximately one million residents. Aimco's properties are located in 47 states, the District of Columbia and Puerto Rico.

Contact: Katie Murphree, Vice President Investor Relations (303) 691-4440 Paul McAuliffe, Executive Vice President and Chief Financial Officer (303) 691-4339
            E-Mail:  investor@aimco.com
                     ------------------

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE FIVE


                      CONSOLIDATED STATEMENTS OF INCOME [A]
                 (IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
                                   (UNAUDITED)

                                                                     FOR THE THREE MONTHS ENDED MARCH 31,
                                                                     ------------------------------------
                                                                               2001         2000
                                                                             ---------    ---------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                        $ 322,234    $ 224,320
   Property operating expenses [b]                                            (125,686)     (90,751)
   Owned property management expense [c]                                        (3,210)      (2,104)
                                                                             ---------    ---------
        Income from rental property operations                                 193,338      131,465
                                                                             ---------    ---------
SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates [b][c]                      51,020       10,025
   Management and other expenses                                               (32,049)      (3,904)
   General and administrative expenses allocation                               (1,281)      (1,053)
   Amortization of intangibles                                                  (4,901)      (1,575)
                                                                             ---------    ---------
        Income from service company business                                    12,789        3,493
                                                                             ---------    ---------
General and administrative expenses:
   Before allocation                                                            (4,092)      (4,264)
   Allocation to service company business                                        1,281        1,053
                                                                             ---------    ---------
General and administrative expenses, net                                        (2,811)      (3,211)

Depreciation on rental property                                               (105,391)     (61,291)
Interest expense                                                               (87,216)     (58,207)
Interest and other income [d]                                                   14,663       13,004
Equity in earnings (losses) of unconsolidated real estate partnerships [c]      (4,476)       2,445
Equity in earnings of unconsolidated subsidiaries [f]                               --        2,771
Minority interest in real estate partnerships                                   (5,625)      (7,120)
                                                                             ---------    ---------
INCOME BEFORE GAIN FROM DISPOSITIONS OF PROPERTIES AND
   MINORITY INTEREST IN OPERATING PARTNERSHIP                                   15,271       23,349

Gain on disposition of properties, net                                              66        5,105
                                                                             ---------    ---------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP                        15,337       28,454

Minority interest in Operating Partnership                                      (1,319)      (2,572)
                                                                             ---------    ---------
NET INCOME                                                                   $  14,018    $  25,882
                                                                             =========    =========

Net income attributable to preferred shareholders                            $  18,695    $  14,515
                                                                             =========    =========
Net income (loss) attributable to common shareholders                        $  (4,677)   $  11,367
                                                                             =========    =========

Weighted average number of common shares outstanding                            70,619       65,947
                                                                             =========    =========
Weighted average number of common shares and common share
  equivalents outstanding                                                       70,619       66,315
                                                                             =========    =========

Basic earnings (loss) per common share                                       $   (0.07)   $    0.17
                                                                             =========    =========
Diluted earnings (loss) per common share                                     $   (0.07)   $    0.17
                                                                             =========    =========


[a] See page 8 for Aimco's free cash flow from business segments from consolidated and unconsolidated entities

[b] In accordance with consolidation accounting principles, $4.0 million of reimbursement fee income for the three months ended March 31, 2001, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[c] In accordance with consolidation accounting principles, $7.2 million of management fee income for the three months ended March 31, 2001, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[d] In first quarter of 2001, interest and other income included $4.7 million of transactional income

[e] In first quarter of 2001, represents Aimco's share of earnings from 99,374 apartment units in which AIMCO holds an equity interest

[f] Represents Aimco's share of earnings from unconsolidated service company business in first quarter of 2000 As of January 1, 2001 this busines is now consolidated

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE SIX

                           BALANCE SHEET PRESENTATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                      CONSOLIDATED
                                                                                    PROPORTIONATE          GAAP
                                                                  PROPORTIONATE      SHARE OF         BALANCE SHEET
                                                                  CONSOLIDATED      UNCONSOLIDATED        AS OF
                                                                BALANCE SHEET [a]  PARTNERSHIPS [b]   MARCH 31, 2001
                                                                -----------------  -----------------  --------------
                                     ASSETS
 Real estate                                                      $ 7,586,821          $   918,293     $ 6,668,528

 Land                                                               1,185,837              162,052       1,023,785

 Accumulated depreciation                                          (1,285,636)             (89,544)     (1,196,092)

 Cash and cash equivalents                                            113,739                   --         113,739

 Investments held for sale                                            110,576                   --         110,576

 Restricted cash                                                      155,275                   --         155,275

 Accounts receivable                                                   78,412                   --          78,412

 Deferred financing costs                                              50,316                   --          50,316

 Goodwill                                                             111,539                   --         111,539

 Notes receivable from unconsolidated real estate partnerships        214,082                   --         214,082

 Notes receivable from unconsolidated subsidiaries                         --                   --              --

 Investment in unconsolidated real estate partnerships                246,459             (369,528)        615,987

 Investment in unconsolidated subsidiaries                                 --                   --              --

 Other assets                                                         201,723                   --         201,723
                                                                  -----------          -----------     -----------
      TOTAL ASSETS                                                $ 8,769,143          $   621,273     $ 8,147,870
                                                                  ===========          ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

 Secured tax-exempt bond financing - long term                    $   887,228          $   114,193     $   773,035

 Secured notes payable - long term                                  4,060,389              507,080       3,553,309

 Term loan [e]                                                             --                   --              --

 Credit facility                                                      275,603                   --         275,603
                                                                  -----------          -----------     -----------
      TOTAL INDEBTEDNESS                                            5,223,220              621,273       4,601,947

 Accounts Payable                                                      67,291                   --          67,291

 Accrued liabilities and other                                        191,525                   --         191,525

 Deferred rental income                                                11,267                   --          11,267

 Security deposits                                                     31,714                   --          31,714

 Deferred taxes                                                        53,394                   --          53,394
                                                                  -----------          -----------     -----------
      TOTAL LIABILITIES                                             5,578,411              621,273       4,957,138
                                                                  -----------          -----------     -----------

 Minority interest in other partnerships                              113,924                   --         113,924

 Mandatorily redeemable convertible preferred securities               32,270                   --          32,270

 Minority interest in Operating Partnership                           320,038                   --         320,038

 STOCKHOLDERS' EQUITY
    Class A Common Stock                                                  735                   --             735
    Additional paid - in capital                                    2,175,904                   --       2,175,904
  Perpetual preferred stock
    Preferred stock - Class C                                          59,845                   --          59,845
    Preferred stock - Class D                                         105,000                   --         105,000
    Preferred stock - Class G                                         101,000                   --         101,000
    Preferred stock - Class H                                          49,925                   --          49,925
    Preferred stock - Class Q                                          63,250                   --          63,250
  Convertible preferred stock
    Preferred stock - Class B                                          41,947                   --          41,947
    Preferred stock - Class K                                         125,000                   --         125,000
    Preferred stock - Class L                                         125,000                   --         125,000
    Preferred stock - Class M                                          30,000                   --          30,000
    Preferred stock - Class N                                         100,000                   --         100,000
    Preferred stock - Class O                                         100,000                   --         100,000
    Preferred stock - Class P                                         100,000                   --         100,000
    Accumulated other comprehensive income                              3,550                   --           3,550
    Distributions in excess of earnings                              (414,685)                  --        (414,685)
    Notes due on common stock purchases                               (41,971)                  --         (41,971)
                                                                  -----------          -----------     -----------
                                                                    2,724,500                   --       2,724,500
                                                                  -----------          -----------     -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 8,769,143          $   621,273     $ 8,147,870
                                                                  ===========          ===========     ===========

                                                                                                           CONSOLIDATED
                                                                    EFFECT OF        COMPARATIVE              GAAP
                                                                 PREFERRED STOCK    BALANCE SHEET         BALANCE SHEET
                                                                  SUBSIDIARIES           AS OF                AS OF
                                                                CONSOLIDATION [c]  MARCH 31, 2001 [d]   DECEMBER 31, 2000
                                                                -----------------  ------------------   -----------------
                                     ASSETS
 Real estate                                                       $   (24,514)       $ 6,644,014          $ 6,036,031

 Land                                                                       --          1,023,785              976,421

 Accumulated depreciation                                                2,331         (1,193,761)            (913,263)

 Cash and cash equivalents                                             (19,176)            94,563              157,115

 Investments held for sale                                                  --            110,576                   --

 Restricted cash                                                        (2,945)           152,330              126,914

 Accounts receivable                                                   (72,036)             6,376                2,873

 Deferred financing costs                                                 (264)            50,052               44,403

 Goodwill                                                              (12,500)            99,039              100,532

 Notes receivable from unconsolidated real estate partnerships         (62,430)           151,652              140,860
                                                                                                           -----------
 Notes receivable from unconsolidated subsidiaries                     149,428            149,428              190,453

 Investment in unconsolidated real estate partnerships                 (68,845)           547,142              676,188

 Investment in unconsolidated subsidiaries                             139,208            139,208              107,781

 Other assets                                                         (155,088)            46,635               53,566
                                                                   -----------        -----------          -----------
      TOTAL ASSETS                                                 $  (126,831)       $ 8,021,039          $ 7,699,874
                                                                   ===========        ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

 Secured tax-exempt bond financing - long term                     $        --            773,035          $   773,035

 Secured notes payable - long term                                     (18,669)         3,534,640            3,258,342

 Term loan [e]                                                              --                 --               74,040

 Credit facility                                                            --            275,603              254,700
                                                                   -----------        -----------          -----------
      TOTAL INDEBTEDNESS                                               (18,669)         4,583,278            4,360,115

 Accounts Payable                                                      (16,921)            50,370               88,818

 Accrued liabilities and other                                         (29,657)           161,868              211,324

 Deferred rental income                                                 (5,103)             6,164                5,611

 Security deposits                                                        (376)            31,338               28,332

 Deferred taxes                                                        (53,394)                --                   --
                                                                   -----------        -----------          -----------
      TOTAL LIABILITIES                                               (124,120)         4,833,018            4,694,200
                                                                   -----------        -----------          -----------

 Minority interest in other partnerships                                    (1)           113,923              139,731

 Mandatorily redeemable convertible preferred securities                    --             32,270               32,330

 Minority interest in Operating Partnership                                 54            320,092              331,956

 STOCKHOLDERS' EQUITY
    Class A Common Stock                                                    --                735                  713
    Additional paid - in capital                                            --          2,175,904            2,072,208
  Perpetual preferred stock
    Preferred stock - Class C                                               --             59,845               59,845
    Preferred stock - Class D                                               --            105,000              105,000
    Preferred stock - Class G                                               --            101,000              101,000
    Preferred stock - Class H                                               --             49,925               49,925
    Preferred stock - Class Q                                               --             63,250                   --
  Convertible preferred stock
    Preferred stock - Class B                                               --             41,947               41,947
    Preferred stock - Class K                                               --            125,000              125,000
    Preferred stock - Class L                                               --            125,000              125,000
    Preferred stock - Class M                                               --             30,000               30,000
    Preferred stock - Class N                                               --            100,000              100,000
    Preferred stock - Class O                                               --            100,000              100,000
    Preferred stock - Class P                                               --            100,000                   --
    Accumulated other comprehensive income                                  --              3,550                   --
    Distributions in excess of earnings                                 (2,764)          (417,449)            (364,679)
    Notes due on common stock purchases                                     --            (41,971)             (44,302)
                                                                   -----------        -----------          -----------
                                                                        (2,764)         2,721,736            2,501,657
                                                                   -----------        -----------          -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  (126,831)       $ 8,021,039          $ 7,699,874
                                                                   ===========        ===========          ===========

[a] Aimco's proportionate consolidated balance sheet, which includes the GAAP balance sheet as of March 31, 2001, plus the proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of March 31, 2001

[b] Total of Aimco's proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of March 31, 2001

[c] The balance sheet of the preferred stock subsidiaries, net of eliminations, as of March 31, 2001

[d] Aimco's consolidated balance sheet, not including the balance sheet of the preferred stock subsidiaries, as of March 31, 2001 (for comparative purposes to December 31, 2000)

[e] The term debt at December 31, 2000 was $137.0 million, of which $63.0 million was recorded on the books of the preferred stock subsidiaries

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE SEVEN


            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                   FOR THE             FOR THE
                                                                             THREE MONTHS ENDED   THREE MONTHS ENDED
                                                                                MARCH 31,2001        MARCH 31,2000
                                                                             ------------------   ------------------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership                          $  15,337          $  28,454
Gain on disposition of properties                                                       (66)            (5,105)
Real estate depreciation, net of minority interests                                  97,811             56,977
Real estate depreciation related to unconsolidated entities                          15,006             18,962
Amortization of intangibles                                                           4,901              2,083
Deferred taxes                                                                           --                852
Preferred stock dividends and distributions                                          (6,735)            (6,530)
Interest expense on mandatorily redeemable convertible preferred securities             525              2,429
                                                                                  ---------          ---------
FUNDS FROM OPERATIONS                                                             $ 126,779          $  98,122

Recurring capital replacements                                                      (11,403)            (9,899)
                                                                                  ---------          ---------
ADJUSTED FUNDS FROM OPERATIONS                                                    $ 115,376          $  88,223
                                                                                  =========          =========

Weighted average common shares, common share equivalents
   and Operating Partnership units outstanding:
    Common share and common share equivalents                                        89,824             80,790
    Operating Partnership units                                                       8,751              6,360
                                                                                  ---------          ---------
                                                                                     98,575             87,150
                                                                                  =========          =========

PER COMMON SHARE:
Funds From Operations                                                             $    1.29          $    1.13
Adjusted Funds From Operations                                                    $    1.17          $    1.01
Dividends Declared                                                                $   0.780          $   0.700

                                                                                                   PERCENTAGE
OTHER DATA:                                                 MARCH 31, 2001   MARCH 31, 2000   INCREASE (DECREASE)
----------                                                  --------------   --------------   ------------------
Same store:
   Weighted average physical occupancy                           93.6%             93.8%             -0.2%
   Average monthly rent per occupied unit                       $ 679             $ 651               4.3%

Total portfolio:
   Weighted average physical occupancy                           92.8%             92.0%              0.8%
   Average monthly rent per occupied unit                       $ 681             $ 651               4.6%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE EIGHT


                      FREE CASH FLOW FROM BUSINESS SEGMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)
                                   (UNAUDITED)


                                                                                CONSOLIDATED  UNCONSOLIDATED   TOTAL         %
                                                                                ------------  -------------- ---------   ---------
REAL ESTATE

  Conventional
     Average monthly rent greater than $900 per unit (15,785 equivalent units)    $  37,585     $   2,498    $  40,083      19.2%
     Average monthly rent $800 to $900 per unit (12,183 equivalent units)            23,201         1,261       24,462      11.7%
     Average monthly rent $700 to $800 per unit (15,759 equivalent units)            23,947         2,057       26,004      12.4%
     Average monthly rent $600 to $700 per unit (38,355 equivalent units)            46,033         4,361       50,394      24.1%
     Average monthly rent $500 to $600 per unit (36,019 equivalent units)            32,663         3,783       36,446      17.4%
     Average monthly rent less than $500 per unit (16,292 equivalent units)          10,473           373       10,846       5.2%
                                                                                  ---------     ---------    ---------   -------

        Subtotal conventional real estate contribution to Free Cash Flow            173,902        14,333      188,235      90.0%

  Affordable  (14,692 equivalent units)                                               5,533         6,496       12,029       5.7
  College housing (average rent of $630 per month)  (3,365 equivalent units)          2,950           173        3,123       1.5%
  Other real estate                                                                   1,615            17        1,632       0.8%
  Resident services                                                                    (130)           77          (53)      0.0%
  Minority interest                                                                 (25,204)           --      (25,204)    -12.0%
                                                                                  ---------     ---------    ---------   -------

        TOTAL REAL ESTATE CONTRIBUTION TO FREE CASH FLOW                            158,666        21,096      179,762      86.0%

SERVICE BUSINESSES

  Management contracts (property and asset management)
     Controlled properties                                                            7,185            --        7,185       3.4%
     Third party with terms in excess of one year                                       196            --          196       0.1%
     Third party cancelable in 30 days                                                  325            --          325       0.2%
     Other service income                                                             2,514            --        2,514       1.2%
                                                                                  ---------     ---------    ---------   -------

        Service business contribution to free cash flow before fees                  10,220            --       10,220       4.9%
  Activity based fees                                                                 7,470            --        7,470       3.6%
                                                                                  ---------     ---------    ---------   -------

        TOTAL SERVICE BUSINESS CONTRIBUTION TO FREE CASH FLOW                        17,690            --       17,690       8.5%

  INTEREST AND OTHER INCOME
     General partner loan interest                                                    6,334            --        6,334       3.0%
     Transactional income                                                             4,735            --        4,735       2.3%
     Money market and interest bearing accounts                                       3,127            --        3,127       1.5%
     Other notes receivable                                                             467            --          467       0.2%
                                                                                  ---------     ---------    ---------   --------

        TOTAL INTEREST AND OTHER INCOME CONTRIBUTION TO FREE CASH FLOW               14,663            --       14,663       7.0%

  General and Administrative Expense                                                 (2,811)           --       (2,811)     -1.5%
                                                                                  ---------     ---------    ---------   --------

FREE CASH FLOW                                                                      188,208        21,096      209,304     100.0%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE NINE

                      FREE CASH FLOW FROM BUSINESS SEGMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)
                                   (UNAUDITED)

                                                                                               BASIC                     DILUTED
                                                                              -------------------------------------     ----------
                                                                              CONSOLIDATED  UNCONSOLIDATED   TOTAL        TOTAL
                                                                              ------------  --------------  -------     ----------
FREE CASH FLOW                                                                   188,208        21,096       209,304       209,304

COST OF SENIOR CAPITAL
    Interest expense:
             Secured debt
                 Long-term, fixed rate                                           (75,675)       (9,870)      (85,545)      (85,545)
                 Long-term, variable rate                                           (722)       (2,524)       (3,246)       (3,246)
                 Short-term                                                       (2,188)         (106)       (2,294)       (2,294)
             Lines of credit and other unsecured debt                             (9,738)           (1)       (9,739)       (9,739)
             Interest expense on convertible preferred securities                   (525)           --          (525)           --
             Interest capitalized                                                  1,632            --         1,632         1,632
                                                                               ---------     ---------     ---------     ---------
                 Total interest expense before minority interest                 (87,216)      (12,501)      (99,717)      (99,192)
             Minority interest share of interest expense                          12,678            --        12,678        12,678
                                                                               ---------     ---------     ---------     ---------
                 Total interest expense after minority interest                  (74,538)      (12,501)      (87,039)      (86,514)

    Dividends on preferred OP units                                               (2,101)           --        (2,101)           --
    Dividends on preferred securities owned by minority interest                    (678)           --          (678)           --
    Dividends on preferred stock                                                 (18,695)           --       (18,695)       (7,414)
                                                                               ---------     ---------     ---------     ---------

        Total dividends on preferred securities                                  (21,474)           --       (21,474)       (7,414)

    Non-structural depreciation, net of capital replacements                      (3,836)         (289)       (4,125)       (4,125)
    Amortization of intangibles                                                   (4,901)           --        (4,901)       (4,901)
    Gain on sales of real estate                                                      66            --            66            66
                                                                               ---------     ---------     ---------     ---------

             EARNINGS BEFORE STRUCTURAL DEPRECIATION                              83,525         8,306        91,831       106,416

    Structural depreciation, net of minority interest in other entities          (84,508)      (12,782)      (97,290)      (97,290)
    Interest expense on convertible preferred securities                              --            --            --          (525)
    Dividends on preferred securities                                                 --            --            --       (14,060)
                                                                               ---------     ---------     ---------     ---------

             NET INCOME (LOSS) ATTRIBUTABLE TO OP UNIT AND STOCKHOLDERS             (983)       (4,476)       (5,459)       (5,459)

    Gain on sales of real estate                                                     (66)           --           (66)          (66)
    Structural depreciation, net of minority interest in other entities           84,508        12,782        97,290        97,290
    Non-structural depreciation, net of minority interest in other entities       13,304         2,224        15,528        15,528
    Amortization of intangibles                                                    4,901            --         4,901         4,901
    Interest expense on convertible preferred securities                              --            --            --           525
    Dividends on preferred securities                                                 --            --            --        14,060
                                                                               ---------     ---------     ---------     ---------

             FUNDS FROM OPERATIONS                                               101,664        10,530       112,194       126,779

    Capital replacement reserve                                                   (9,468)       (1,935)      (11,403)      (11,403)
                                                                               ---------     ---------     ---------     ---------

             ADJUSTED FUNDS FROM OPERATIONS                                    $  92,196     $   8,595     $ 100,791     $ 115,376
                                                                               =========     =========     =========     =========

                                                      Earnings
                              Earnings      Shares    Per Share
                              --------      ------    ---------
EBSD
   Basic                      $ 91,831      81,750
   Diluted                     106,416      98,575
Net Income (Loss)
   Basic                        (5,459)     81,750     $ (0.07)
   Diluted                      (5,459)     81,750     $ (0.07)
FFO
   Basic                       112,194      81,750
   Diluted                     126,779      98,575
AFFO
   Basic                       100,791      81,750
   Diluted                     115,376      98,575

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE TEN




     Free Cash Flow, Earnings Before Structural Depreciation, Funds From Operations, and Adjusted Funds From Operations are measurement standards used by the Company's management. These should not be considered alternatives to net income or cash flow from operating activities as determined in accordance with GAAP as an indication of the Company's performance or as a measure of liquidity.

     - "Free Cash Flow" ("FCF") is defined by the Company as net operating income minus the capital spending required to maintain the related assets. It measures profitability prior to the cost of capital.

     - "Earnings Before Structural Depreciation" ("EBSD") is defined by the Company as Net Income, determined in accordance with GAAP, plus "Structural depreciation," i.e. depreciation of buildings and land improvements whose useful lives exceed 20 years.

     - "Funds From Operations" ("FFO") is defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") as net income (loss), computed in accordance with GAAP, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustment for unconsolidated partnerships and joint ventures. The Company calculates FFO (diluted) based on the NAREIT definition, as further adjusted for minority interest in the AIMCO Operating Partnership, amortization of intangibles, interest expense on manadatorily redeemable convertible preferred securities, the non-cash deferred portion of the income tax provision and less the payment of dividends on perpetual and non-dilutive convertible preferred stock. There can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

     - "Adjusted Funds From Operations" ("AFFO") is defined by the Company as FFO less a charge for capital replacements equal to at least $300 per apartment unit.


RECONCILIATION OF FCF, EBSD, FFO AND AFFO TO NET INCOME:

                                                                      FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                                                ---------------------------------------------------
                                                                   FCF           EBSD          FFO            AFFO
                                                                ---------     ---------     ---------     ---------
Amount per Free Cash Flow Schedule                              $ 209,304     $  91,831     $ 112,194     $ 100,791
Total interest expense after minority interest                    (87,039)           --            --            --
Dividends on preferred securities owned by minority interest         (678)           --            --            --
Dividends on preferred OP Units                                        --         2,101         2,101         2,101
Dividends on preferred stock                                           --        18,695        18,695        18,695
Structural depreciation, net of minority interest                 (97,290)      (97,290)      (97,290)      (97,290)
Non-structural depreciation, net of minority interest             (15,528)           --       (15,528)      (15,528)
Capital replacements                                               11,403            --            --        11,403
Amortization of intangibles                                        (4,901)           --        (4,901)       (4,901)
Gain on sale                                                           66            --            66            66
Deferred tax provision                                                 --            --            --            --
Minority interest in Operating Partnership                         (1,319)       (1,319)       (1,319)       (1,319)
                                                                ---------     ---------     ---------     ---------
Net Income                                                      $  14,018     $  14,018     $  14,018     $  14,018
                                                                =========     =========     =========     =========

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE ELEVEN


                          INCOME STATEMENT PRESENTATION
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                         PROPORTIONATE
                                                                           AIMCO           SHARE OF         PROPORTIONATE
                                                                        GAAP INCOME     UNCONSOLIDATED      CONSOLIDATED
                                                                       STATEMENT [a]   PARTNERSHIPS [b]  INCOME STATEMENT [c]
                                                                       -------------   ---------------   --------------------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                      322,234          48,935            371,169
   Property operating expenses                                            (125,686)        (23,264)          (148,950)
   Owned property management expense                                        (3,210)         (2,640)            (5,850)
   Minority interest                                                            --              --                 --
                                                                          --------        --------           --------
        INCOME FROM RENTAL PROPERTY OPERATIONS                             193,338          23,031                 --

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates                         51,020              --             51,020
   Management and other expenses                                           (32,049)             --            (32,049)
   General and administrative expenses allocation                           (1,281)             --             (1,281)
   Amortization of intangibles                                              (4,901)             --             (4,901)
                                                                          --------        --------           --------
        INCOME FROM SERVICE COMPANY BUSINESS                                12,789              --             12,789

General and administrative expenses:
   Before allocation                                                        (4,092)             --             (4,092)
   Allocation to consolidated service company business                       1,281              --              1,281
                                                                          --------        --------           --------
General and administrative expenses, net                                    (2,811)             --                 --

Depreciation on rental property                                           (105,391)        (15,006)          (120,397)
Interest expense                                                           (87,216)        (12,501)           (99,717)
Interest and other income                                                   14,663              --             14,663
Equity in earnings (losses) of unconsolidated real estate partnerships      (4,476)          4,476                 --
Minority interest in real estate partnerships                               (5,625)             --             (5,625)
Amortization of intangibles                                                     --              --                 --
                                                                          --------        --------           --------

Income before gain from dispositions of properties and
   minority interest in Operating Partnership                               15,271              --                 --

Gain on disposition of properties                                               66              --                 66
                                                                          --------        --------           --------
Income before minority interest in Operating Partnership                    15,337              --                 --

Minority interest in Operating Partnership, preferred                       (2,101)             --             (2,101)
Minority interest in Operating Partnership, common                             782              --                782
                                                                          --------        --------           --------
Net income                                                                  14,018              --             14,018

Net income attributable to preferred shareholders                           18,695                             18,695
Net income (loss) attributable to common shareholders                       (4,677)                            (4,677)

Basic earnings (loss) per common share                                    $  (0.07)                          $  (0.07)
Diluted earnings (loss) per common share                                  $  (0.07)                          $  (0.07)

Weighted average number of common shares outstanding                        70,619
Weighted average number of common shares and common share
  equivalents outstanding                                                   70,619

Dividends paid per common share                                           $   0.78

                                                                       RECONCILATION TO FREE CASH FLOW FROM BUSINESS SEGMENTS [d]
                                                                       ---------------------------------------------------------
                                                                       INTANGIBLES       MINORITY        CAPITAL      FREE CASH
                                                                       AMORTIZATION      INTEREST      REPLACEMENTS     FLOW
                                                                       ------------      --------      ------------   ---------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                          --              --              --      371,169
   Property operating expenses                                                 --              --         (11,403)    (160,353)
   Owned property management expense                                           --              --              --       (5,850)
   Minority interest                                                           --         (25,204)             --      (25,204)
                                                                         --------        --------        --------     --------
        INCOME FROM RENTAL PROPERTY OPERATIONS                             16,369         (25,204)        (11,403)     179,762

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates                            --              --              --       51,020
   Management and other expenses                                               --              --              --      (32,049)
   General and administrative expenses allocation                              --              --              --       (1,281)
   Amortization of intangibles                                              4,901              --              --           --
                                                                         --------        --------        --------     --------
        INCOME FROM SERVICE COMPANY BUSINESS                                4,901              --              --       17,690

General and administrative expenses:
   Before allocation                                                           --              --              --       (4,092)
   Allocation to consolidated service company business                         --              --              --        1,281
                                                                         --------        --------        --------     --------
General and administrative expenses, net                                   (2,811)             --              --       (2,811)

Depreciation on rental property                                                --           7,579          11,403     (101,415)
Interest expense                                                               --          12,678              --      (87,039)
Interest and other income                                                      --              --              --       14,663
Equity in earnings (losses) of unconsolidated real estate partnerships         --              --              --           --
Minority interest in real estate partnerships                                  --           4,947              --         (678)
Amortization of intangibles                                                (4,901)             --              --       (4,901)
                                                                         --------        --------        --------     --------

Income before gain from dispositions of properties and
   minority interest in Operating Partnership                              15,271              --              --       15,271

Gain on disposition of properties                                              --              --              --           66
                                                                         --------        --------        --------     --------
Income before minority interest in Operating Partnership                   15,337              --              --       15,337

Minority interest in Operating Partnership, preferred                          --              --              --       (2,101)
Minority interest in Operating Partnership, common                             --              --              --          782
                                                                         --------        --------        --------     --------
Net income                                                                     --              --              --       14,018

Net income attributable to preferred shareholders                                                                       18,695
Net income (loss) attributable to common shareholders                                        (782)                      (5,459)

Basic earnings (loss) per common share                                                                                $  (0.07)
Diluted earnings (loss) per common share                                                                              $  (0.07)

Weighted average number of common shares outstanding
Weighted average number of common shares and common share equivalents outstanding

Dividends paid per common share

[a]  Aimco's consolidated statement of income on a GAAP basis

[b]  Aimco's proportionate share of unconsolidated real estate partnerships

[c] Total of Aimco's proportionate share of unconsolidated real estate partnerships and consolidated operations

[d] Reconcilation of the proportionate consolidated income statement to the Free Cash Flow From Business Segments on page 8

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE TWELVE


                            BALANCE SHEET INFORMATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)


PROPERTY DEBT:

    Consolidated vs. Unconsolidated:
                                                                            Weighted Average
                                                                Amount           Rate
                                                              -----------   ----------------
        Consolidated
             Fixed                                            $ 4,181,228            7.80%
             Variable                                             145,116            5.91%
                                                              -----------     -----------
             Sub-Total Consolidated                             4,326,344

             Minority Interest                                   (668,270)

                                                              -----------     -----------
             Sub-Total Consolidated less Minority interest    $ 3,658,074            7.74%

        Unconsolidated
             Fixed                                                476,292            7.54%
             Variable                                             144,981            5.89%
                                                              -----------     -----------
             Sub-Total Unconsolidated                             621,273

                                                              -----------     -----------
        Grand Total                                           $ 4,279,347            7.67%
                                                              ===========     ===========

ACQUISITIONS FOR THE QUARTER ENDED MARCH 31, 2001:

    Real Estate Apartment Properties Acquired                 $    19,300

    Limited Partner Equity Interests                          $    47,000


COMMON SHARES OUTSTANDING AS OF MARCH 31, 2001:

        Common stock                                               73,523
        OP and special units                                       11,124
                                                              -----------

                                                                   84,647
                                                              ===========

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
FOR THE THREE MONTHS ENDED MARCH 31, 2001
PAGE THIRTEEN

SAME STORE SALES -- MARCH QTD 2001
TOP 40 MARKETS

(Ownership Effected)
(In thousands, except property and per unit data)

                                                                           MARCH 2001
                                                                ------------------------------
MSA                                    SITES    UNITS    OWN     REVENUE   EXPENSE     N O I
----------------------------------     -----   -------  ------  ---------  --------  ---------

Washington                                24    11,452   68.8%  $  22,157  $  6,286  $  15,871
Chicago                                   20     5,979   83.3%     15,144     5,720      9,424
Phoenix-Mesa                              32     8,089   90.3%     13,249     4,770      8,479
Houston                                   38    10,262   79.6%     13,591     6,038      7,553
Atlanta                                   25     6,516   73.5%     10,276     3,402      6,874
Indianapolis                              31     9,412   68.2%     10,815     4,342      6,473
Tampa-St. Petersburg-Clearwater           23     6,129   77.3%      8,672     3,234      5,438
Orlando                                   18     5,164   75.8%      7,545     2,728      4,817
Dallas                                    23     6,350   61.2%      7,353     2,799      4,554
Miami                                      9     3,235   82.0%      7,320     2,800      4,520
Philadelphia                               6     3,436   66.0%      7,132     2,712      4,420
Norfolk-Virginia Beach-Newport News       13     3,548   82.2%      5,636     1,970      3,666
Denver                                    10     2,605   69.6%      4,611     1,163      3,448
Nashville                                 11     3,752   66.2%      4,521     1,675      2,846
Raleigh-Durham-Chapel Hill                11     3,024   70.6%      4,160     1,356      2,804
Grand Rapids-Muskegon-Holland              4     2,753   99.2%      4,721     1,941      2,780
San Diego                                  6     1,737   83.3%      3,762     1,155      2,607
San Antonio                               16     3,602   97.9%      5,021     2,444      2,577
Fort Wayne                                 3     2,459   93.2%      3,744     1,389      2,355
Middlesex-Somerset-Hunterdon               5     1,960   63.1%      3,410     1,121      2,289
FortLauderdale                             6     1,658   87.8%      3,437     1,207      2,230
West Palm Beach-Boca Raton                 6     1,727   85.8%      3,435     1,259      2,176
Austin-San Marcos                         10     2,308   67.4%      3,253     1,142      2,111
Salt Lake City-Ogden                       6     2,116   74.0%      2,858       883      1,975
Cincinnati                                11     2,671   61.0%      3,242     1,398      1,844
Jacksonville                               7     2,055   78.5%      2,991     1,156      1,835
Lansing-East Lansing                       9     2,118   64.7%      2,758       988      1,770
Tucson                                     6     1,866  100.0%      2,919     1,165      1,754
Orange County                              2       824   89.7%      1,995       477      1,518
Charlotte-Gastonia-Rock Hill              11     2,336   68.1%      2,596     1,097      1,499
Baltimore                                  5     1,229   71.9%      2,236       746      1,490
Columbus                                  12     2,531   52.6%      2,286       929      1,357
Columbia                                   7     1,670   68.3%      2,080       776      1,304
FortWorth-Arlington                       11     2,270   61.6%      2,366     1,064      1,302
Montgomery                                 9     2,338   65.0%      1,925       633      1,292
Hartford                                   2       650   92.0%      1,615       363      1,252
Lafayette                                  5     1,170   88.8%      1,895       649      1,246
Las Vegas                                  4     1,253   85.7%      1,806       654      1,152
DaytonaBeach                               4       932   94.2%      1,730       585      1,145
Los Angeles-Long Beach                     4     1,683   24.3%      1,452       309      1,143

Other  Markets (85)                      205    45,033   61.2%     49,809    19,280     30,529
                                       -----   -------  -----   ---------  --------  ---------

AIMCO - SSS                              670   181,902   71.6%  $ 261,524  $ 95,805  $ 165,719
                                       =====   =======  =====   =========  ========  =========

                                                 MARCH 2000                         CHANGE (2001 LESS MARCH 2000)
                                       ------------------------------   ----------------------------------------------------
MSA                                     REVENUE   EXPENSE     N O I      REVENUE    PCT    EXPENSE    PCT     N O I     PCT
----------------------------------     ---------  --------  ---------   --------   -----   -------   ------  -------   -----

Washington                             $  19,112  $  6,097  $  13,015   $  3,045   15.9%   $   189     3.1%  $ 2,856   21.9%
Chicago                                   14,175     4,814      9,361        969    6.8%       906    18.8%       63    0.7%
Phoenix-Mesa                              12,744     4,273      8,471        505    4.0%       497    11.6%        8    0.1%
Houston                                   13,201     5,466      7,735        390    3.0%       572    10.5%     (182)  -2.4%
Atlanta                                    9,893     3,344      6,549        383    3.9%        58     1.7%      325    5.0%
Indianapolis                              10,176     4,183      5,993        639    6.3%       159     3.8%      480    8.0%
Tampa-St. Petersburg-Clearwater            8,038     3,261      4,777        634    7.9%       (27)   -0.8%      661   13.8%
Orlando                                    7,293     2,780      4,513        252    3.5%       (52)   -1.9%      304    6.7%
Dallas                                     7,050     2,799      4,251        303    4.3%         -     0.0%      303    7.1%
Miami                                      6,817     2,615      4,202        503    7.4%       185     7.1%      318    7.6%
Philadelphia                               6,596     2,468      4,128        536    8.1%       244     9.9%      292    7.1%
Norfolk-Virginia Beach-Newport News        5,481     2,016      3,465        155    2.8%       (46)   -2.3%      201    5.8%
Denver                                     4,176     1,095      3,081        435   10.4%        68     6.2%      367   11.9%
Nashville                                  4,669     1,715      2,954       (148)  -3.2%       (40)   -2.3%     (108)  -3.7%
Raleigh-Durham-Chapel Hill                 4,043     1,360      2,683        117    2.9%        (4)   -0.3%      121    4.5%
Grand Rapids-Muskegon-Holland              4,266     1,674      2,592        455   10.7%       267    15.9%      188    7.3%
San Diego                                  3,313     1,037      2,276        449   13.6%       118    11.4%      331   14.5%
San Antonio                                5,116     2,287      2,829        (95)  -1.9%       157     6.9%     (252)  -8.9%
Fort Wayne                                 3,754     1,426      2,328        (10)  -0.3%       (37)   -2.6%       27    1.2%
Middlesex-Somerset-Hunterdon               3,128       984      2,144        282    9.0%       137    13.9%      145    6.8%
FortLauderdale                             3,203     1,350      1,853        234    7.3%      (143)  -10.6%      377   20.3%
West Palm Beach-Boca Raton                 3,433     1,223      2,210          2    0.1%        36     2.9%      (34)  -1.5%
Austin-San Marcos                          3,039     1,107      1,932        214    7.0%        35     3.2%      179    9.3%
Salt Lake City-Ogden                       2,760       872      1,888         98    3.6%        11     1.3%       87    4.6%
Cincinnati                                 3,202     1,336      1,866         40    1.2%        62     4.6%      (22)  -1.2%
Jacksonville                               2,817     1,054      1,763        174    6.2%       102     9.7%       72    4.1%
Lansing-East Lansing                       2,624     1,036      1,588        134    5.1%       (48)   -4.6%      182   11.5%
Tucson                                     2,903       977      1,926         16    0.6%       188    19.2%     (172)  -8.9%
Orange County                              1,725       488      1,237        270   15.7%       (11)   -2.3%      281   22.7%
Charlotte-Gastonia-Rock Hill               2,604     1,017      1,587         (8)  -0.3%        80     7.9%      (88)  -5.5%
Baltimore                                  2,104       698      1,406        132    6.3%        48     6.9%       84    6.0%
Columbus                                   2,348       862      1,486        (62)  -2.6%        67     7.8%     (129)  -8.7%
Columbia                                   1,947       740      1,207        133    6.8%        36     4.9%       97    8.0%
FortWorth-Arlington                        2,273     1,012      1,261         93    4.1%        52     5.1%       41    3.3%
Montgomery                                 2,043       683      1,360       (118)  -5.8%       (50)   -7.3%      (68)  -5.0%
Hartford                                   1,539       392      1,147         76    4.9%       (29)   -7.4%      105    9.2%
Lafayette                                  1,897       594      1,303         (2)  -0.1%        55     9.3%      (57)  -4.4%
Las Vegas                                  1,771       619      1,152         35    2.0%        35     5.7%        -    0.0%
DaytonaBeach                               1,648       625      1,023         82    5.0%       (40)   -6.4%      122   11.9%
Los Angeles-Long Beach                     1,267       358        909        185   14.6%       (49)  -13.7%      234   25.7%

Other  Markets (85)                       47,468    18,053     29,415      2,341    4.9%     1,227     6.8%    1,114    3.8%
                                       ---------  --------  ---------   --------   ----    -------   -----   -------  -----

AIMCO - SSS                            $ 247,656  $ 90,790  $ 156,866   $ 13,868    5.6%   $ 5,015     5.5%  $ 8,853    5.6%
                                       =========  ========  =========   ========   ====    =======   =====   =======  =====

AIMCO

Q1 2001 EARNINGS CONFERENCE CALL - ADDITIONAL COMMENTS/FOLLOW-UP


SHARE REPURCHASE

Aimco has repurchased 597,400 shares at an average price of $42.70 for a total of $24.3 million year to date in 2001.

Aimco is authorized to repurchase up to 2.5 million shares. To date, Aimco has repurchased 350,364 shares of this authorization.

REDEVELOPMENT

Aimco has the following additional units coming on line as a result of completed redevelopment activities in 2001:


                            Units
                            -----
         Q1 2001              576   The Greens in Chandler, AZ and Doral Oaks in Temple Terrace, FL
         Q2 2001              327   The Hills of Arboretum in Austin, TX
         Q3 2001              332   Meadow Creek in Boulder, CO
         Q4 2001              614   Grand Flamingo - North Tower in Miami Beach, FL
                              ---

         Total              1,849